UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        July 6, 2011

Affiliated Managers Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-13459	04-3218510
(Commission File Number)	(IRS Employer Identification No.)

600 Hale Street Prides Crossing, Massachusetts	01965
(Address of Principal Executive Offices)	(Zip Code)

(617) 747-3300

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01     Other Events.

On July 6, 2011, Affiliated Managers Group, Inc. (“AMG”) closed a purchase of 49,586,000 shares of Value Partners Group Limited (“Value Partners”) from Ping An Insurance (Group) Company of China, Ltd., for consideration of approximately $38.6 million.

AMG first announced its strategic partnership with Value Partners in November 2009, and now owns approximately 7.8% of the outstanding common equity in the company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AFFILIATED MANAGERS GROUP, INC.

Date: July 8, 2011

	By:	/s/ John Kingston, III
Name: John Kingston, III
Title: Vice Chairman, General Counsel and Secretary